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                                                                Exhibit 10.32

                          CRESTAR FINANCIAL CORPORATION



                                   CERTIFICATE
                                   -----------



                           RESOLUTION RELATING TO THE
                           DEFERRED COMPENSATION PLAN
                            FOR OUTSIDE DIRECTORS OF
                          CRESTAR FINANCIAL CORPORATION


     I, James J. Kelley, hereby certify that I am the duly appointed and qualified Human Resources Director of Crestar Financial Corporation, and that the resolution relating to the Deferred Compensation Plan for Outside Directors of Crestar Financial Corporation, as set forth in Exhibit I, attached hereto, was implemented by me this date pursuant to actions of the Board of Directors of Crestar Financial Corporation taken on October 23, 1998, and the Board's Human Resources and Compensation Committee on October 22, 1998, which actions remain in full force and effect as of the date of this certificate.



Dated:     12-31-99                                /s/ James J. Kelley
      -------------------------------              ----------------------
                                                   James J. Kelley
                                                   Human Resources Director

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                                                                       Exhibit I


                           RESOLUTION RELATING TO THE
                           DEFERRED COMPENSATION PLAN
                            FOR OUTSIDE DIRECTORS OF
                          CRESTAR FINANCIAL CORPORATION



RESOLVED, That the Deferred Compensation Plan for Outside Directors of Crestar Financial Corporation is revised, effective as of January 1, 1999, by changing the definition of "Members" in Section 2(u), to read as follows:

     Members means Directors who are not simultaneously Employees or members of
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the Board of Directors of SunTrust Banks,  Inc. and who also deferred under this
Plan in the 1998 Deferral Year and in each Deferral Year prior to the time for which the determination is being made.

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